UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (Amendment No. ______)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

JOHN HANCOCK FUNDS III
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Please vote today

We need your input on an important proposal that affects your investment.

Online
www.proxyonline.com/docs/JHUSGrowth

Phone
1-800-399-1581

Mail
Sign and return the enclosed voting card

John Hancock®
INVESTMENTS

January 9, 2019

Your action is required. Please vote today.

Dear John Hancock U.S. Growth Fund shareholder:

At John Hancock Investments, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of shareholders. Included in that assessment is a review of account fees and whether funds are growing large enough to achieve beneficial economies of scale. On occasions where funds are not meeting this potential, we have taken action, and we believe your fund would benefit from such action today. After careful consideration, we proposed, and your fund’s Trustees agreed, that shareholders would benefit from a merger of John Hancock U.S. Growth Fund into John Hancock U.S. Quality Growth Fund (formerly John Hancock Strategic Growth Fund).

Advantages of the proposed merger:

•	Expected economies of scale and potentially lower expenses in the future. Following the reorganization, the net expense ratios of each class of shares of the acquiring fund are estimated to be lower than the corresponding current expense ratios of your fund, both before and after current fee waivers. Moreover, as fixed costs are spread across the larger asset base of a combined fund with greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

•	Similar investment objective and identical investment strategies. The proposed merger is expected to allow U.S. Growth Fund shareholders to pursue a similar investment objective in a larger combined fund with the same principal investment strategies. Under normal market conditions, each fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity investments tied economically to the United States.

•	Continuity of management. John Hancock Advisers, LLC serves as investment advisor to your fund and the acquiring fund and will continue to serve as the investment advisor to the combined fund. Wellington Management Company LLP serves as each fund’s investment subadvisor and will continue to subadvise the combined fund. In addition, Wellington Management’s John A. Boselli, CFA, currently manages each fund’s portfolio and will continue to manage the portfolio of the combined fund.

How to vote

This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled to take place on or about March 15, 2019, at the offices of John Hancock Advisers at 200 Berkeley Street in Boston, Massachusetts. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:

Online: https://www.proxyonline.com/docs/JHUSGrowth

Phone: Call 1-800-399-1581

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,

Andrew G. Arnott

President and Chief Executive Officer

John Hancock Investments

John Hancock Funds, LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116 ■ 800-225-5291 ■ jhinvestments.com

390DPX 1/19

Please vote today

We need your input on an important proposal that affects your investment.

Online

Phone

Mail

John Hancock
INVESTMENTS

January 9, 2019

Your action is required. Please vote today.

Dear John Hancock U.S. Growth Fund shareholder:

At John Hancock Investments, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of shareholders. Included in that assessment is a review of account fees and whether funds are growing large enough to achieve beneficial economies of scale. On occasions where funds are not meeting this potential, we have taken action, and we believe your fund would benefit from such action today. After careful consideration, we proposed, and your fund’s Trustees agreed, that shareholders would benefit from a merger of John Hancock U.S. Growth Fund into John Hancock U.S. Quality Growth Fund (formerly John Hancock Strategic Growth Fund).

Advantages of the proposed merger:

•	Expected economies of scale and potentially lower expenses in the future. Following the reorganization, the net expense ratios of each class of shares of the acquiring fund are estimated to be lower than the corresponding current expense ratios of your fund, both before and after current fee waivers. Moreover, as fixed costs are spread across the larger asset base of a combined fund with greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

•	Similar investment objective and identical investment strategies. The proposed merger is expected to allow U.S. Growth Fund shareholders to pursue a similar investment objective in a larger combined fund with the same principal investment strategies. Under normal market conditions, each fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity investments tied economically to the United States.

•	Continuity of management. John Hancock Advisers, LLC serves as investment advisor to your fund and the acquiring fund and will continue to serve as the investment advisor to the combined fund. Wellington Management Company LLP serves as each fund’s investment subadvisor and will continue to subadvise the combined fund. In addition, Wellington Management’s John A. Boselli, CFA, currently manages each fund’s portfolio and will continue to manage the portfolio of the combined fund.

How to vote

This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled to take place on or about March 15, 2019, at the offices of John Hancock Advisers at 200 Berkeley Street in Boston, Massachusetts. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,

Andrew G. Arnott

President and Chief Executive Officer

John Hancock Investments

John Hancock Funds, LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116 ■ 800-225-5291 ■ jhinvestments.com

390SPX 1/19